                                                                    Exhibit 10.1

    THIS NOTE AND THE SECURITIES  ISSUABLE UPON THE CONVERSION HEREOF HAVE
    NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE
    SOLD,   OFFERED  FOR  SALE,   PLEDGED,   HYPOTHECATED,   OR  OTHERWISE
    TRANSFERRED  EXCEPT  PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT
    UNDER THE  SECURITIES  ACT OF 1933,  TO A NON-US PERSON IN AN OFFSHORE
    TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF
    REGULATION  S UNDER THE  SECURITIES  ACT, OR PURSUANT TO AN OPINION OF
    COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED
    UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                GUAR GLOBAL LTD.

                           CONVERTIBLE PROMISSORY NOTE

______________, 2013                                               $[          ]

     Guar Global Ltd., a Nevada corporation (the "COMPANY"), for value received,
promises to pay to the order of [       ] (the  "HOLDER"),  the sum of [       ]
Dollars ($[       ]) (the "PRINCIPAL"),  plus accrued interest,  pursuant to the terms and conditions set forth herein.

     The Company and Holder agree as follows:

     1. ISSUANCE OF PRINCIPAL AND CONVERSION.

          1.1 Except as set forth in Section 3 below,  the unpaid  Principal  of this Note and any  accrued and unpaid  interest  shall be due and payable by the
Company on [ , 20__]  ("MATURITY  DATE").  The Company agrees and authorizes the
Holder to  advance  $__________  of the  proceeds  of the loan  under  this Note directly to [ ]'s bank account.

          1.2 The unpaid  Principal of this Note shall bear interest at the rate of ten percent (10%) per annum, simple interest.  Interest on this Note shall be computed on the basis of a three  hundred  sixty-five  (365) day year and actual days elapsed.

          1.3 Prior to the Maturity  Date the Holder may elect,  at the Holder's discretion,  to have all or part of the  Principal  of this Note and the accrued and unpaid interest thereon converted into a number of shares of common stock of the Company determined by dividing (i) the unpaid Principal of this Note and any accrued and unpaid interest thereon being converted, by (ii) $0.25.

          1.4 The Company  hereby  waives  demand and  presentment  for payment, notice of nonpayment, protest and notice of protest of this Note.

          1.5 In the event of conversion  the Holder will surrender the original of this Note for  conversion at the principal  office of the Company at the time of such  conversion.  Holder  agrees  to  execute  all  necessary  documents  in connection  with the  conversion  of this Note,  including  a  definitive  stock purchase  agreement.  If upon such conversion of this Note a fraction of a share would result, then the Company will round up to the nearest whole share.

     2. ISSUANCE OF  CONSIDERATION ON CONVERSION.  As soon as practicable  after receipt of the original Note and related  documents for  conversion  pursuant to
Section 1, but in not event later than five (5)  business  days  therefrom,  the
Company at its expense will cause to be issued in the name of, and delivered to, the Holder,  a certificate  or  certificates  for the number of shares of common
stock to which the Holder  will be  entitled on such  conversion  (bearing  such legends as may be required by applicable  state and federal  securities  laws in the  opinion  of  legal  counsel  for the  Company),  together  with  any  other securities  and  property,  if any,  to which  the  Holder is  entitled  on such conversion under the terms of this Note.

     3.  CHANGE  OF  CONTROL.  In the  event  (a) of any  reorganization  of the
Company,  (b) the Company  consolidates with or merges into another entity,  (c)
the Company sells all or  substantially  all of its assets to another entity and then distributes the proceeds to its shareholders,  or (d) the Company issues or otherwise sells securities representing more than 50% of the voting power of the
Company in a single  transaction or series of related  transactions  immediately after giving effect to such transaction or series of related transaction,  after the date of this  Note,  then,  and in each such case,  this Note  shall  become immediately due and payable.

     4.  REPRESENTATIONS  AND  ACKNOWLEDGMENTS  OF THE HOLDER. The Holder hereby represents, warrants, acknowledges and agrees that:

          4.1  INVESTMENT.  The Holder is acquiring this Note and the securities issuable  upon  conversion of this Note  (together,  the  "SECURITIES")  for the
Holder's own  account,  and not  directly or  indirectly  for the account of any other person. The Holder is acquiring the Securities for investment and not with a view  to  distribution  or  resale  thereof  except  in  compliance  with  the
Securities  Act of 1933 (the  "ACT")  and any  applicable  state law  regulating securities.

          4.2 ACCESS TO  INFORMATION.  The Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the
Company  with  respect  to  the  terms  and   conditions  of  the   transactions
contemplated  hereby  and  with  respect  to the  business,  affairs,  financial condition and results of operations of the Company. The Holder has had access to such financial and other  information as is necessary in order for the Holder to make a fully informed decision as to investment in the Company,  and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Holder has had access.

          4.3 INVESTOR STATUS. The Holder is an "accredited investor" within the meaning of Regulation D of the rules and regulations  promulgated  under the Act and has such  business  or  financial  expertise  as to be able to  protect  the
Holder's own interests in connection with the purchase of the Securities,  or is a non-"U.S. Person" as defined in Regulation S of the Act.

          4.4 REGULATION S. For purposes of compliance with the Regulation S, if the Holder is not a "U.S.  Person,"  as such term is  defined in Rule  902(k) of
Regulation S,(1) the Holder  represents and warrants they are a person or entity

----------
     (1) Regulation S provides in part as follows:

     1. "U.S.  person"  means:  (i) any  natural  person  resident in the United
States; (ii) any partnership or corporation  organized or incorporated under the laws  of  the  United  States;  (iii)  any  estate  of  which  any  executor  or administrator  is a U.S.  person;  (iv) any trust of which any trustee is a U.S.
person;  (v) any  agency or branch of a foreign  entity  located  in the  United
States;  (vi) any  non-discretionary  account or similar  account (other than an estate or trust) held by a dealer or other  fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual)  resident in the United States; and (viii) any partnership or corporation if: (A) organized or  incorporated  under the laws of any foreign jurisdiction;  and (B) formed by a U.S.  person  principally  for the purpose of investing in securities  not  registered  under the  Securities  Act of 1933, as amended,  unless it is  organized  or  incorporated,  and owned,  by  accredited investors  (as defined in Rule 501(a)) who are not natural  persons,  estates or trusts.

     2. The following are not "U.S. persons":  (i) any discretionary  account or similar  account (other than an estate or trust) held for the benefit or account of a  non-U.S.  person by a dealer or other  professional  fiduciary  organized, incorporated,  or (if an  individual)  resident in the United  States;  (ii) any estate of which any  professional  fiduciary acting as executor or administrator

that is outside  the United  States,  and  further  represents  and  warrants as follows:

               (a) The Holder is not acquiring the Securities for the account or benefit of a U.S. Person.

               (b) If the  Holder  is a legal  entity,  it has not  been  formed specifically for the purpose of investing in the Company.

               (c) The Holder hereby represents that he, she or it has satisfied and  fully  observed  the laws of the  jurisdiction  in which  he,  she or it is located or domiciled,  in connection  with the  acquisition  of the  Securities, including  (i) the  legal  requirements  of the  Holder's  jurisdiction  for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such  acquisition,  (iii) any governmental or other consents that may need to be obtained,  and (iv) the income tax and other tax consequences,  if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities;
and further,  the Holder  agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

               (d) To the  knowledge  of the  Holder,  without  having  made any independent  investigation,  neither the  Company nor any person  acting for the
Company,  has conducted any "directed  selling  efforts" in the United States as the term  "directed  selling  efforts" is defined in Rule 902 of  Regulation  S, which,  in general,  means any activity  undertaken  for the purpose of, or that could  reasonably be expected to have the effect of,  conditioning the marketing in the United  States for any of the  Securities  being  offered.  Such activity includes,  without  limitation,  the mailing of printed  material  to  investors residing in the United States, the holding of promotional seminars in the United
States,  and the placement of advertisements  with radio or television  stations broadcasting in the United States or in publications with a general  circulation in the United  States,  which  discuss the  offering of the  Securities.  To the knowledge  of the Holder,  the  Securities  were not offered to the  undersigned through,  and the undersigned is not aware of, any form of general  solicitation or general  advertising,  including without  limitation,  (i) any advertisement, article, notice or other communication  published in any newspaper,  magazine or similar media or broadcast  over  television  or radio,  and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (e) The  Holder  will  offer,  sell  or  otherwise  transfer  the
Securities, only (A) pursuant to a registration statement that has been declared effective under the Act, (B) pursuant to offers and sales that occur outside the
United States  within the meaning of  Regulation S in a transaction  meeting the requirements  of Rule 904 (or  other  applicable  Rule)  under  the Act,  or (C)
pursuant to another  available  exemption from the registration  requirements of the Act,  subject to the  Company's  right prior to any offer,  sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel,

----------
(continued from previous page)
is a U.S. person if: (A) an executor or administrator of the estate who is not a
U.S. person has sole or shared investment  discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any  professional  fiduciary  acting as  trustee  is a U.S.  person,  if a trustee who is not a U.S. person has sole or shared  investment  discretion with respect to the trust assets,  and no beneficiary of the trust (and no settlor if the  trust  is  revocable)  is a U.S.  person;  (iv) an  employee  benefit  plan established and  administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v)
any agency or branch of a U.S.  person located outside the United States if: (A)
the agency or branch operates for valid business reasons;  and (B) the agency or branch is engaged in the  business  of  insurance  or banking  and is subject to substantive insurance or banking regulation,  respectively,  in the jurisdiction where located; and (vi) the International  Monetary Fund, the International Bank
for  Reconstruction and Development,  the  Inter-American  Development Bank, the
Asian  Development Bank, the African  Development Bank, the United Nations,  and
their   agencies,   affiliates  and  pension   plans,   and  any  other  similar
international organizations, their agencies, affiliates and pension plans.

certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

               (f) The Holder will not engage in hedging transactions  involving the Securities unless such transactions are in compliance with the Act.

               (g) The Holder  represents  and warrants that the  undersigned is not a citizen of the United  States and is not, and has no present  intention of becoming,  a resident of the United States  (defined as being any natural person physically  present within the United States for at least 183 days in a 12-month consecutive  period or any entity who  maintained an office in the United States at any time during a 12-month  consecutive  period). The Holder understands that the Company may rely upon the  representations and warranty of this paragraph as a basis for an exemption from  registration of the Securities  under the Act, as amended, and the provisions of relevant state securities laws.

          4.5  SPECULATIVE  INVESTMENT.  The Holder's  investment in the Company represented by the Securities is highly  speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Holder's risk capital means and is not so great in relation to the
Holder's total financial  resources as would jeopardize the financial  condition of the Holder in the event such investment were lost in whole or in part.

          4.6 UNREGISTERED SECURITIES.

               (a) The Holder must bear the economic risk of  investment  for an indefinite  period of time because the Securities have not been registered under the Act and therefore  cannot and will not be sold unless they are  subsequently registered  under the Act or an exemption from such  registration  is available.
The Company has made no representations,  warranties or covenants  whatsoever as to whether  any  exemption  from the Act,  including,  without  limitation,  any exemption for limited sales in routine  brokers'  transactions  pursuant to Rule
144 under the Act will become available.

               (b)  Transfer  of the  Securities  has  not  been  registered  or qualified under any applicable state law regulating securities and therefore the
Securities  cannot and will not be sold unless they are subsequently  registered or qualified  under any such state law or an exemption  therefrom is  available.
The Company has made no representations,  warranties or covenants  whatsoever as to whether any exemption from any such state law is or will become available.

     5. MISCELLANEOUS.

          5.1 WAIVER AND  AMENDMENT.  Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and the Holder.

          5.2  RESTRICTIONS  ON TRANSFER.  This Note may only be  transferred in compliance with applicable state and federal laws. All rights and obligations of the  Company and the Holder  will be binding  upon and  benefit the  successors, assigns, heirs, and administrators of the parties.

          5.3 COMPANY REPRESENTATION.  The Company represents to the Holder that the Company is a corporation  duly organized,  validly  existing,  authorized to exercise all its corporate powers,  rights and privileges,  and in good standing in the State of Nevada and has the corporate  power and  corporate  authority to own and operate its  properties  and to carry on its business as now  conducted;
all corporate action on the part of the Company,  its officers,  directors,  and
shareholders   necessary  for  the  authorization,   execution,   delivery,  and
performance  of all  obligations  under  this Note have  been  taken;  this Note constitutes a legally binding and valid obligation of the Company enforceable in

accordance  with its terms,  except to the extent that such  enforcement  may be subject  to  applicable  bankruptcy,  insolvency,  reorganization,  arrangement, moratorium,  fraudulent  conveyance or other laws or court decisions relating to or affecting  the rights of creditors  generally,  and such  enforcement  may be limited by equitable principles of general applicability.

          5.4 GOVERNING LAW. This Note will be governed by the laws of the State of  Nevada  applicable  to  contracts  between  Nevada  residents  wholly  to be performed in Nevada.

        [REMAINDER OF PAGE INTENTIONALLY BLANK - SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

                                GUAR GLOBAL LTD.,
                                a Nevada corporation

                                By:_____________________________
                                   Michael C. Shores
                                   Chief Executive Officer

Agreed and Accepted by the Holder:

[_____________________________]

By: __________________________

Name: ________________________

Title: _______________________